American Fidelity Assurance Company and American Fidelity Separate Account C (File No. 811-21313) hereby incorporate by reference the semi-annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company
Act of 1940 (the Act).

Filer/Entity: American Funds Insurance Series
Fund/Portfolio Name: Washington Mutual Investors Fund
Fund/Portfolio Name: International Fund
File #:811-03857
CIK# 0000729528
Accession: 0001145549-25-057870
Date of Filing: 09/05/2025

Filer/Entity: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
File #: 811-07044
CIK# 0000890064
Accession #: 0000890064-25-000003
Date of Filing: 08/13/2025

Filer/Entity: BNY Mellon Stock Index Fund, Inc.
File #: 811-05719
CIK #: 0000846800
Accession #:0000846800-25-000005
Date of Filing: 08/14/2025

Filer/Entity: BNY Mellon Variable Investment Fund
Fund/Portfolio Name: Opportunistic Small Cap Portfolio
File #:811-05125
CIK# 0000813383
Accession #:0000813383-25-000017
Date of Filing: 08/14/2025

Filer/Entity: Vanguard Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
With underlying Equity Index Portfolio
File #: 811-05962
CIK #: 0000857490
Accession #: 0001104659-25-083885
Date of Filing:  08/27/2025

Filer/Entity: Vanguard Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
File #: 811-05962
CIK #: 0000857490
Accession #: 0001104659-25-083881
Date of Filing: 08/27/2025

These semi-annual reports are for the period ended June 30, 2025, and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Courtney Keeling at (405) 416-8967.